UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 14, 2005


                                    CPI CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-10204                 43-1256674
  (State of Incorporation)     (Commission File Number)        (IRS Employer
                                                             Identification No.)


         1706 Washington Ave., St. Louis, Missouri                63103
         (Address of Principal Executive Offices)               (Zip Code)


      Registrant's telephone number, including area code: (314) 231-1575


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

A. ADOPTION OF CPI CORP. NON-EMPLOYEE DIRECTORS RESTRICTED STOCK POLICY PURSUANT TO THE CPI CORP. RESTRICTED STOCK PLAN

         On April 14, 2005, the Board of Directors of CPI Corp. (the "Company") approved the CPI Corp. Non-Employee Directors Restricted Stock Policy (the "Policy") pursuant to the CPI Corp. Restricted Stock Plan, as amended and restated as of April 14, 2005 (the "Plan"). The description of the Policy set forth in this section A is qualified in its entirety by reference to the copy of the Policy which will be filed with the Company's Annual Report on Form 10-K for the year ended February 5, 2005. All definitions not otherwise defined herein are set forth in the Policy or the Plan.

         The purpose of the Policy is to advance the interests of the Company and its stockholders by enabling directors who are not employees of the Company to elect each year to receive shares of restricted common stock of the Company ("Restricted Shares") in lieu of a portion of the annual retainer that they receive as directors of the Company. Directors who chair committees of the Board may also elect to receive Restricted Shares in lieu of annual cash compensation for their service as committee chairmen. Under the Policy each non-employee director shall have the right to elect to receive up to 100% of his or her Annual Retainer in the form of Restricted Shares; provided, however, if the director makes such an election, he or she must elect to receive at least 50% of his or her Annual Retainer for the Annual Retainer Period (as defined below) in the form of Restricted Shares. Upon making an election under the Policy, the non-employee director will be awarded that number of Restricted Shares determined by dividing (1) one hundred twenty-five percent (125%) of that portion of the non-employee director's Annual Retainer for the Annual Retainer Period for which the election is being made by (2) the Fair Market Value of one share of Common Stock of the Company as of the first day of the Annual Retainer Period. Any fractional shares of Common Stock issuable pursuant to this formula will be paid in cash in lieu of fractional shares.

         "Annual Retainer Period" shall mean the twelve (12) month period beginning on the first trading day following the beginning of the fiscal year of the Company; provided that in the event a non-employee director shall first become a member of the Board after the first trading day following the beginning of the fiscal year of the Company, such non-employee director's Annual Retainer Period shall mean the period beginning on the date the non-employee director becomes a member of the Board and ending on the last day before the end of the fiscal year for the Company.

         The Restricted Shares are not transferable and are subject to other restrictions until the last day of the applicable Annual Retainer Period. Upon termination of a non-employee director's membership on the Board prior to the last day of the applicable Annual Retainer Period, all Restricted Shares held by such non-employee director at the effective time of such termination of membership on the Board, as determined under the Policy, shall immediately thereafter be returned to and/or canceled by the Company, and shall be deemed to have been forfeited by the non-employee director to the Company. Upon any such forfeiture of Restricted Shares the Company will pay the non-employee director a per share price for any forfeited Restricted Shares equal to the lesser of (i) the amount determined by dividing the aggregate amount of the non-employee

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director's annual retainer that he or she elected to receive in the form of the
Restricted Shares, by the aggregate number of Restricted Shares awarded to the non-employee director with respect to such annual retainer, or (ii) an amount equal to the Fair Market Value of a share of Common Stock on the date the non-employee director's membership on the Board is terminated.

         An election by a non-employee director to receive any portion of his or her annual retainer in Restricted Shares must be made in writing on or before the first day of the Annual Retainer Period to which such election applies (or in the case of the Company's fiscal year beginning February, 2005, not later than April 27, 2005).

         The Policy is pursuant to and subject to the terms and conditions of the Company's Restricted Stock Plan.

B. STOCK AWARD AND RESTRICTED STOCK AGREEMENT BETWEEN THE COMPANY AND DAVID
MEYER

         On April 14, 2005, the Board approved a grant of 34,562 shares of stock to David Meyer, interim lead executive in the Office of the Chief Executive of the Company pursuant to the CPI Corp. Restricted Stock Plan. Of the award, 17,281 shares are immediately vested and 17,281 shares are restricted shares that vest monthly in equal portions until September 30, 2005. This summary of the stock award is qualified in its entirety by reference to the copy of the Stock Award and Restricted Stock Agreement between the Company and David Meyer dated as of April 14, 2005, which will be filed with the Company's Annual Report on Form 10-K for the year ended February 5, 2005.

C.       CPI CORP.  PERFORMANCE PLAN

         On April 14, 2005, the Board approved the CPI Corp. Performance Plan (the "Performance Plan"). The description of the Performance Plan in this section C. is qualified in its entirety by reference to the copy of the Performance Plan which will be filed with the Company's Annual Report on Form 10-K for the year ended February 5, 2005. All definitions not otherwise defined herein are set forth in the Performance Plan.

         The purpose of the Performance Plan is to promote the financial interests and growth of the Company by creating an incentive for designated officers and key employees of the Company to remain in the employ of the Company and to work to the best of their abilities for the achievement of the Company's strategic growth objectives. The Compensation Committee of the Board in its sole discretion (but not later than ninety (90) days following the end of any fiscal year ending during the term of the Performance Plan (a "Plan Year")), will designate those executive officers, key managers, salaried managers and individual contributors who are eligible to participate in the Performance Plan for that Plan Year. Each participant must be an employee of the Company as of the last day of the Plan Year for which he or she participates in the Performance Plan, provided, however, that the Compensation Committee may determine that an individual whose employment is terminated prior to the last day of such Plan Year may be eligible to participate for such year, in such manner as the Compensation Committee may determine in its sole discretion.


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         Each participant shall, subject to the limitations set forth in the
Performance Plan, be eligible to receive an award (an "Incentive Compensation Award") in an amount equal to the product of (1) the participant's designated percentage of the Incentive Compensation Pool (as defined below) for the Plan Year, as determined by the Compensation Committee (the "Designated Percentage"), multiplied by (2) the Incentive Compensation Pool for such Plan Year.

         The Designated Percentages will be established by the Compensation Committee not later than ninety (90) days after the end of each Plan Year and will be based on such criteria as the Compensation Committee may determine to be appropriate. For each Plan Year, (1) the Designated Percentage awarded to executive officers of the Company shall not, in the aggregate, exceed thirty three and one-third percent (33 1/3%) and (2) the Designated Percentage awarded to all participants, in the aggregate, must equal 100%. In the event all or any portion of a participant's Designated Percentage of the Incentive Compensation Pool for a Plan Year is forfeited as a result of the participant's termination of employment, the Compensation Committee will reallocate the Designated Percentage of such participant among those remaining participants in any manner that the Compensation Committee deems appropriate.

         For each Plan Year, the Board of Directors will establish the formula(s) or other criteria for determining the amount of the Incentive Compensation Pool for such Plan Year, based on the Company's earnings before interest, taxes, depreciation, and amortization deductions as determined in accordance with generally accepted accounting principles consistently applied, subject to adjustment for special items ("EBITDA"), or such other performance measurement(s) or criteria as the Board of Directors may establish in its sole discretion. For fiscal year 2005, the Company has establish its formula based on EBITDA.

          Incentive Compensation Awards shall be paid on the date specified by the Committee which date shall be not later than one hundred twenty (120) days after the last day of the applicable Plan Year. The Incentive Compensation Award payable to a participant may be paid in (i) restricted shares of common stock issuable pursuant to the CPI Corp. Restricted Stock Plan ("Restricted Shares"),
(ii) cash, or (iii) any combination of Restricted Shares and cash as may be determined by the Compensation Committee. The number of Restricted Shares to be issued shall be calculated by dividing (1) that portion of the participant's Incentive Compensation Award payable in Restricted Shares for the Plan Year by
(2) the Fair Market Value of one share of the Company's common stock measured as of the last day of the Plan Year. Restricted Shares will be subject to forfeiture, and restrictions on transferability and vesting, on such terms as may be established by the Compensation Committee. "Fair Market Value" shall mean, with respect to any date, the last sale price of the Company's common stock on the New York Stock Exchange on a particular date as reported in the Wall Street Journal.

         The Performance Plan shall be administered and interpreted by the Compensation Committee. The Compensation Committee shall, subject to the terms of the Performance Plan, make or refrain from making Incentive Compensation Awards, determine the amount of each participant's Designated Percentage for a particular Plan Year, establish the terms and conditions relating to any Restricted Shares, and to otherwise establish rules and regulations for the administration of the Performance Plan. Notwithstanding anything to the contrary in the Performance Plan, the Board shall establish the formula(s) or other


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criteria for determining the amount of the Incentive Compensation Pool for any
Plan Year and make all decisions relating to amendments and/or a termination of the Performance Plan. No amendment of the Performance Plan shall materially and adversely affect any right of any participant with respect to any Incentive Compensation Awards previously made without such participant's written consent.

         A participant's rights and interest under the Performance Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution). The Performance Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or reserve or to make any other segregation of assets to assure the issuance of shares under the Performance Plan.

         The Performance Plan is not a plan that is exempt under Section 162(m) of the Internal Revenue Code.

D.       INCREASE IN DIRECTOR COMPENSATION

         On April 14, 2005, the Board of Directors also approved an increase in its compensation of directors, effective for fiscal year 2005. The annual retainer fee was increased from $20,000 to $30,000, the Committee Chair annual fee was increased from $3,000 to $6,000 and Board meeting fees were increased from $1,200 to $1,500.

E.       AMENDED AND RESTATED RESTRICTED STOCK PLAN

         On April 14, 2005, the Board of Directors approved the CPI Corp. Restricted Stock Plan, as amended and restated as of April 14, 2005, which amendment and restatement reflects the amendments to the CPI Restricted Stock Plan that were approved by the shareholders of the Company on July 22, 2004. A copy of the CPI Corp. Restricted Stock Plan, as amended and restated as of April 14, 2005, will be filed with the Company's Annual Report on Form 10-K for the year ended February 5, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                        CPI CORP.


                                      By:     /s/ Gary Douglas
                                           -------------------------------------
                                           Name:  Gary Douglas
                                           Title: Executive Vice President,
                                                  Finance and Chief Financial
                                                  Officer and Member of the
                                                  Office of the Chief Executive

Dated:  April 20, 2005